QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-10)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
RMR Real Estate Fund RMR Hospitality and Real Estate Fund RMR F.I.R.E. Fund RMR Preferred Dividend Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

RMR Real Estate Fund (RMR)
RMR Hospitality and Real Estate Fund (RHR)
RMR F.I.R.E. Fund (RFR)
RMR Preferred Dividend Fund (RDR)

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
TO BE HELD MAY 9, 2006

400 Centre Street, Newton, MA 02458

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

        Notice is hereby given that the annual meetings of shareholders of each of RMR Real Estate Fund ("RMR"), RMR Hospitality and Real Estate Fund ("RHR"), RMR F.I.R.E. Fund ("RFR"), and RMR Preferred Dividend Fund ("RDR"), each a Massachusetts business trust (individually, a "fund" and collectively, the "funds"), will be held at 400 Centre Street, Newton, MA, 02458 on Tuesday, May 9, 2006, at 9:30 a.m. and any adjournments or postponements thereof (for each fund, an "annual meeting" and collectively, the "annual meetings"), for the following purposes:

1.
To elect one trustee by holders of preferred shares to each fund's board of trustees ("proposal 1");

2.
To elect one trustee by holders of common shares and preferred shares, voting together as a single class, to each fund's board of trustees ("proposal 2"); and

3.
To transact such other business as may properly come before the annual meetings.

        Shareholders of record at the close of business on February 10, 2006, are entitled to notice of and to vote at the annual meetings.

        ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETINGS. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF YOUR FUND. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES.

        IF YOU HAVE ANY QUESTIONS REGARDING THE ENCLOSED PROXY MATERIAL OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CONTACT THE FUNDS' INVESTOR RELATIONS GROUP AT (866) 790-8165.

By order of the Boards of Trustees,
JENNIFER B. CLARK, Secretary of each of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, and RMR Preferred Dividend Fund

Newton, Massachusetts
February 24, 2006

RMR Real Estate Fund (RMR)
RMR Hospitality and Real Estate Fund (RHR)
RMR F.I.R.E. Fund (RFR)
RMR Preferred Dividend Fund (RDR)

JOINT PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Tuesday, May 9, 2006

400 Centre Street, Newton, MA 02458

February 24, 2006

        This joint proxy statement is furnished in connection with the solicitation by the boards (each a "board" and collectively, the "boards"), and the trustees (each trustee a "trustee" and collectively, the "trustees") of each of RMR Real Estate Fund (RMR), RMR Hospitality and Real Estate Fund (RHR), RMR F.I.R.E. Fund (RFR), and RMR Preferred Dividend Fund (RDR), each a Massachusetts business trust (each a "fund" and collectively, the "funds"), of proxies to be voted at the annual meeting of shareholders to be held at 400 Centre Street, Newton, MA, 02458 on Tuesday, May 9, 2006, at 9:30 a.m., (for each fund, an "annual meeting" and collectively, the "annual meetings") and at any and all adjournments thereof.

        The following table indicates the class of shares that may vote for each proposal:

Proposal	Description	Class of Shares Voting
Proposal 1	To elect one trustee by holders of preferred shares to each fund's board of trustees	Preferred shares
Proposal 2	To elect one trustee by holders of common shares and preferred shares, voting together as a single class, to each fund's board of trustees	Preferred shares and common shares

        This joint proxy statement and the attached proxies are being first sent to shareholders on or about February 27, 2006. Each fund's December 31, 2005, annual report to shareholders, including audited financial statements, can be obtained without charge by calling the fund at (866) 790-8165 or on the funds' website at www.rmrfunds.com*.

*
The internet address for the funds is included several times in this joint proxy statement as a textual reference only and the information on the website is not incorporated by reference into this joint proxy statement.

        The record date for each annual meeting is February 10, 2006. Only shareholders of record as of the close of business on February 10, 2006, are entitled to notice of, and to vote at, the annual meetings and any postponement or adjournment thereof. As of the record date, each fund had the following outstanding shares:

Fund	AMEX Symbol†	Number of Common Shares	Series and Number of Preferred Shares
RMR Real Estate Fund	RMR	6,824,000	Series T 2,000
RMR Hospitality and Real Estate Fund	RHR	2,485,000	Series Th 1,120
RMR F.I.R.E. Fund	RFR	1,484,000	Series W 800
RMR Preferred Dividend Fund	RDR	2,591,789	Series M 900

†
The common shares of each Fund are listed on the American Stock Exchange, or AMEX.

        A quorum of shareholders is required to take action at each annual meeting. Thirty three and one third percent of the shares entitled to vote at each annual meeting, represented in person or by proxy, will constitute a quorum of shareholders at each fund's annual meeting. Votes cast by proxy or in person at each annual meeting will be tabulated by the inspector of election appointed for that annual meeting. The inspector of election will determine whether or not a quorum is present at each annual meeting.

        Common shares and preferred shares represented by valid proxies or in person will count for the purpose of determining the presence of a quorum for each annual meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

        Failure of a quorum to be present at any annual meeting will necessitate adjournment of that meeting and will subject that fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any annual meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. An adjournment of an annual meeting will require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

        The holders of the outstanding common shares are entitled to one vote per common share. Holders of the outstanding preferred shares are entitled to one vote per preferred share and generally vote together with holders of common shares of each fund as a single class except in certain circumstances described below.

        Approval of proposal 1 for each fund requires the affirmative vote of a plurality of that fund's preferred shares, voting as a class, that vote at the annual meeting. Holders of a fund's common shares are not entitled to vote for proposal 1.

        Approval of proposal 2 for each fund requires the affirmative vote of a plurality of that fund's common shares and preferred shares, voting together as a class, that vote at the annual meeting.

        On the matters coming before each annual meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If you do not give a proxy to vote your shares, your brokerage firm may either leave your shares not voted or may vote your shares.

        With respect to proposal 1, if a proxy is executed by you or your broker and returned and no choice is specified, the preferred shares will be voted FOR the election of the nominee for trustee as listed in this joint proxy statement. Broker non-votes and abstentions (shares represented by valid proxies marked "withhold" as to proposal 1) will not be counted as either in favor of or against proposal 1 for purposes of determining approval of that proposal.

        With respect to proposal 2, if a proxy is executed by you or your broker and returned and no choice is specified with respect to proposal 2, preferred shares and common shares will be voted FOR the election of the nominee for trustee as listed in this joint proxy statement. Broker non-votes and abstentions (shares represented by valid proxies marked "withhold" as to proposal 2) will not be counted as either in favor of or against proposal 2 for purposes of determining approval of that proposal.

        Shareholders who execute proxies may revoke them at any time before they are voted by filing with the concerned fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the annual meeting and voting in person.

        The proposals for shareholder votes and the recommendations of the boards of trustees with regard to each proposal are set forth below.

INFORMATION RELATING TO TRUSTEES.

        A majority of the trustees of each fund's board are not "interested persons" within the meaning of the Investment Company Act of 1940, as amended, or the "1940 Act". An "interested trustee" is one who is affiliated with or who has a material business relationship with any fund, RMR Advisors, Inc., or "RMR Advisors", the funds' investment advisor, or any other person or entity that holds in excess of 5% of the common shares of a fund or who performs services for a fund other than as a trustee. Messrs. Harrington, Bailey and Koumantzelis are not "interested persons" of any of the funds and are sometimes referred to herein as "disinterested trustees".

        A majority of the trustees of each fund's board are independent trustees pursuant to the corporate governance standards for companies listed on the American Stock Exchange, or AMEX. In determining independence pursuant to AMEX standards, each year each fund's board affirmatively determines whether trustees have a direct or indirect material relationship with that fund or its affiliates. When assessing a trustee's relationship with a fund or its affiliates, each board considers all relevant facts and circumstances, not merely from the trustee's standpoint but also from that of the persons or organizations with which the trustee has an affiliation. Material relationships can include commercial, banking, consulting, legal, accounting, charitable and familial relationships. Messrs. Harrington, Bailey and Koumantzelis currently qualify as independent under AMEX rules.

        Each fund's board is divided into three classes. There is one trustee in class I whose current term expires in 2008. There are two trustees in class II (Messrs. Bailey and Martin) whose current terms expire in 2006 and who are being proposed for re-election. There are two trustees in class III whose current terms expire in 2007. Trustees in each class are elected for three year terms or until their successors have been duly elected and qualified. Pursuant to each fund's organizational documents, under normal circumstances, holders of preferred shares, voting separately as a class, elect two trustees (Messrs. Martin and Koumantzelis presently represent the holders of each fund's preferred shares), and the remaining trustees are elected by holders of the common shares and preferred shares, voting together as a single class.

Proposal 1: Election of one trustee in class II of each fund's board of trustees by holders of preferred shares (Preferred Shareholders Only).

ELECTION OF TRUSTEE

        In proposal 1, holders of preferred shares, voting separately as a class, are being asked to elect Mr. Martin. Holders of preferred shares, voting separately as a class, will be asked to elect Mr. Koumantzelis when his term as a class III trustee expires in 2007. Holders of common shares are not entitled to vote for Mr. Martin.

        In making their recommendation below, the nominating committees and boards of each fund considered Mr. Martin's qualifications for service on the board of each fund. The nominating committees considered the quality of his past services to the funds, his business and personal experience and reputation for integrity, intelligence, sound judgment and ability to understand complex financial issues and to make meaningful inquiries; his willingness and ability to devote sufficient time to board business; his familiarity with the responsibilities of service on the board of a publicly owned company; and other matters that the nominating committees and boards deemed appropriate. Mr. Martin has been designated as a class II trustee and is the boards' nominee for election by preferred shareholders at the 2006 annual meetings to serve until the 2009 annual meetings.

        It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby FOR the election of Mr. Martin, unless the proxy is marked otherwise. Mr. Martin has agreed to serve as trustee of each fund if elected. However, if Mr. Martin becomes unable or unwilling to accept nomination for election to the board of any funds, the proxies will be voted for a substitute nominee designated by that fund's present board. The boards have no reason to believe that Mr. Martin will be unable to serve.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT PREFERRED SHAREHOLDERS VOTE FOR THE ELECTION OF MR. MARTIN.

Proposal 2: Election of one trustee in class II of each fund's board of trustees by holders of common shares and preferred shares, voting together as a single class (Both Preferred and Common Shareholders).

ELECTION OF TRUSTEE

        In proposal 2, holders of common shares and preferred shares, voting together as a single class, are being asked to elect Mr. Bailey.

        In making their recommendation below, the nominating committees and boards of each fund considered Mr. Bailey's qualifications for service on the board of each fund. The nominating committees considered the quality of his past services to the funds, his business and personal experience and reputation for integrity, intelligence, sound judgment and ability to understand complex financial issues and to make meaningful inquiries; his willingness and ability to devote sufficient time to board business; his familiarity with the responsibilities of service on the board of a publicly owned company; his status as a person who would qualify as an independent trustee; and other matters that the nominating committees and boards deemed appropriate. Mr. Bailey has been designated as a class II trustee and is the boards' nominee for election by preferred and common shareholders at the 2006 annual meetings to serve until the 2009 annual meetings.

        It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby FOR the election of Mr. Bailey, unless the proxy is marked otherwise. Mr. Bailey has agreed to serve as trustee of each fund if elected. However, if Mr. Bailey becomes unable or unwilling to accept nomination for election to the board of any funds, the proxies will be voted for a substitute nominee designated by that fund's present board. The boards have no reason to believe that Mr. Bailey will be unable to serve.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF MR. BAILEY.

TRUSTEES OF THE FUNDS

        During 2005, the boards of RMR, RHR, and RFR each held six meetings and the board of RDR held five meetings. No trustee attended less than 75% of the meetings of any fund's board or board committee on which he served.

        The address for each trustee is 400 Centre Street, Newton, Massachusetts 02458. Biographical and other information, as of December 31, 2005, relating to the trustee nominees for the 2006 annual meetings are set forth below. Mr. Bailey is not an "interested person", as defined in the 1940 Act, of any fund. He is also a member of each fund's audit, compensation, and nominating committees. Mr. Martin is an "interested person" of the funds as a result of his former ownership of RMR Advisors and his positions with certain of RMR Advisors' affiliates.

Name (age)	Position(s) held with each fund, current term and length of time served (approx. number of years served)	Principal occupation(s) during past 5 years and other public company directorships held by trustee	Number of portfolios in fund complex overseen by trustee
Frank J. Bailey (50)	Class II trustee to serve until 2006. RMR (3); RHR (2); RFR (2); and RDR (1).	Partner in the Boston law firm of Sherin and Lodgen LLP; trustee of Hospitality Properties Trust—2003 to present; trustee of Senior Housing Properties Trust—2002 to present.	4
Gerard M. Martin (71)	Class II trustee to serve until 2006. RMR (4); RHR (2); RFR (2); and RDR (1).	Director of Reit Management & Research LLC—1986 to present; director and vice president of RMR Advisors—2002 to present; managing director of Five Star Quality Care, Inc.—2001 to present; managing trustee of Senior Housing Properties Trust—1999 to present; managing trustee of Hospitality Properties Trust—1995 to present; managing trustee of HRPT Properties Trust—1986 to present.	4

        Biographical and other information as of December 31, 2005, relating to the trustees who are not standing for reelection at the 2006 annual meetings are set forth below. Mr. Portnoy is an "interested person", as defined in the 1940 Act, of each fund; Messrs. Harrington and Koumantzelis are not "interested persons" of any fund. Messrs. Harrington and Koumantzelis are members of each fund's audit, compensation, and nominating committees.

Name (age)	Position(s) held with each fund and current term and length of time served (approx. number of years served)	Principal occupation(s) during past 5 years and other public company directorships held by trustee	Number of portfolios in fund complex overseen by trustee
Disinterested Trustees
John L. Harrington (69)	Class I trustee to serve until 2008. RMR (3); RHR (2); RFR (2); and RDR (1).	Executive Director and trustee of the Yawkey Foundation (a charitable trust) and a trustee of the JRY Trust (a charitable trust)—1982 to present; Chairman of the Board of the Yawkey Foundation—March 2002 to June 2003; Chief Executive Officer of the Boston Red Sox Baseball Club—1982 to 2002; trustee of Hospitality Properties Trust—1995 to present; director of Five Star Quality Care, Inc.—2001 to January 2004; trustee of Senior Housing Properties Trust—1999 to present.	4
Arthur G. Koumantzelis (75)	Class III trustee to serve until 2007. RMR (3); RHR (2); RFR (2); and RDR (1).	President and Chief Executive Officer of Gainesborough Investments LLC—June 1998 to present; trustee of Hospitality Properties Trust—1995 to present; director of Five Star Quality Care, Inc.—2001 to present; trustee of Senior Housing Properties Trust—1999 to 2003.	4
Interested Trustees
Barry M. Portnoy (60)	Class III trustee to serve until 2007. RMR (4); RHR (2); RFR (2); and RDR (1).	Chairman of Reit Management & Research LLC—1986 to present; Chairman of RMR Advisors—2002 to present; portfolio manager of RMR, RHR, RFR and RDR—inception to present; managing director of Five Star Quality Care, Inc.—2001 to present; managing trustee of Senior Housing Properties Trust—1999 to present; managing trustee of Hospitality Properties Trust—1995 to present; managing trustee of HRPT Properties Trust—1986 to present.	4

COMPENSATION OF TRUSTEES

        Trustees who are "interested persons" as defined by the 1940 Act receive no compensation for services as a trustee from any fund. The following table sets forth the compensation of the disinterested trustees for the fiscal year ended December 31, 2005.

	Compensation from RMR	Compensation from RHR	Compensation from RFR	Compensation from RDR	Total compensation from the fund complex
Frank J. Bailey	$7,600	$6,600	$9,350	$5,250	$28,800
John L. Harrington	$7,250	$6,250	$9,000	$4,900	$27,400
Arthur G. Koumantzelis	$6,900	$5,900	$8,650	$4,550	$26,000

        The differences in compensation paid to the disinterested trustees from each of RMR, RHR, RFR and RDR are a reflection of the facts that RMR, RHR, RFR and RDR began operations at different times in 2004 and 2005. Until changed by a vote of the respective fund's boards, the compensation payable to each disinterested trustee by each fund in the fund complex is as follows:

Timing and Description	Amount
At the first meeting of the board of trustees following the annual meeting of shareholders, an annual retainer	$3,500
For each meeting of the board of trustees or a board committee which is attended, an attendance fee‡	$350

‡
Only one attendance fee is payable if more than one meeting for a fund is held on the same day.

        In addition to the compensation paid to disinterested trustees, each fund reimburses trustees for expenses incurred in connection with their duties as trustees.

BOARD COMMITTEES

        Each fund has an audit committee, a compensation committee and a nominating committee. Each board has adopted charters for each of these committees. Each of these board committees is comprised of Messrs. Harrington, Bailey and Koumantzelis, the disinterested trustees, who are independent under applicable AMEX listing standards and each board committee's respective charter.

        The primary function of each audit committee is to assist its board's oversight of matters relating to: integrity of financial statements; legal and regulatory compliance; qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment, duties and compensation of internal audit personnel. Each audit committee is directly responsible for the selection of independent accountants. Each board determined that based upon Mr. Koumantzelis' education and experience, Mr. Koumantzelis possessed the requisite qualifications for designation and is "independent" as defined by the rules of the Securities and Exchange Commission, or "SEC", and the AMEX and so designated him as each audit committee's financial expert. A copy of the audit committees' charter is available on the funds' website at www.rmrfunds.com. During 2005, the audit committees of RMR, RHR, and RFR each held five meetings and the audit committee of RDR held four meetings.

        The primary function of each compensation committee is to determine and review the fees paid to fund trustees. In 2005, the compensation committee of each fund held one meeting. The primary function of each nominating committee is to recommend candidates for election to each fund's board. During 2005, the nominating committees of RMR, RHR, and RFR each held one meeting, respectively and the nominating committee of RDR did not meet. The compensation committee and nominating committee charters are included on the funds' website at www.rmrfunds.com.

COMMUNICATIONS WITH TRUSTEES

        Any shareholder or other interested party who desires to communicate with the trustees, individually or as a group, may do so by visiting the funds' website (www.rmrfunds.com), by calling the toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, in care of the director of internal audit, RMR Funds, 400 Centre Street, Newton, MA 02458. The director of internal audit will deliver communications to the appropriate persons.

SELECTION OF CANDIDATES FOR TRUSTEES;
SHAREHOLDER RECOMMENDATIONS, NOMINATIONS AND PROPOSALS

        The boards have established guidelines which set forth the qualifications for service on the board of each fund. These guidelines may be changed from time to time by a board upon the recommendation of its nominating committee. Each board nominates individuals to be elected by shareholders as trustees. Each board also elects trustees to fill board vacancies which may occur from time to time. In both these circumstances, a board will act upon recommendations made by its nominating committee.

        It is the policy of each nominating committee to consider candidates for election as trustees who are recommended by shareholders pursuant to the procedures set forth in each fund's declaration of trust and bylaws and described below.

        If a shareholder who is entitled to do so under a fund's declaration of trust desires to recommend an individual for membership on a board, then that shareholder must provide a written notice to the fund's Secretary at 400 Centre Street, Newton, MA 02458. In order for a recommendation to be considered by the nominating committee, this notice must be received not later than the close of business on the 90th day nor earlier than the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the anniversary date of the date of mailing of the notice for the preceding year's annual meeting, notice by the shareholder must be delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the date of mailing of the notice for such annual meeting or (2) the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the fund.

        This notice must contain, at a minimum, the following:

(A)
as to each person whom the shareholder proposes to recommend for election or reelection as a trustee for any fund:

(1)
such person's name, age, business address and residence address;

(2)
the class, series and number of the fund's shares of beneficial interest that are beneficially owned and the number owned of record by such person;

(3)
the date such shares were acquired and the investment intent of such acquisition;

  (4)
  the record of all purchases and sales of the fund's securities by such person during the previous 12 month period including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved; and

  (5)
  all other information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to the SEC's proxy rules, including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected;

(B)
as to any other business that the shareholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such shareholder and any shareholder associated person (as defined below), including any anticipated benefit therefrom;

(C)
as to the shareholder giving the notice and any shareholder associated person, the class, series and number of the shares which are owned of record by such shareholder and by such shareholder associated person, if any, and the class, series and number of, and the nominee holder for, shares owned beneficially but not of record by such shareholder and by any such shareholder associated person;

(D)
as to the shareholder giving the notice and any shareholder associated person, the name and address of such shareholder, as they appear on the fund's share ownership records and current name and address, if different, of such shareholder associated person;

(E)
as to the shareholder giving the notice and any shareholder associated person, the record of all purchases and sales of the fund's securities by such shareholder or shareholder associated person during the previous 12 month period including the date of the transactions, the class, series and number of securities involved in the transactions and the consideration involved; and

(F)
to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the nominee for election or reelection as a trustee on the date of such notice.

        A "shareholder associated person" of any shareholder is: (1) any person controlling, directly or indirectly, or acting in concert with such shareholder, (2) any beneficial owner of the fund's shares of beneficial interest owned of record, or beneficially, by such shareholder, and (3) any person controlling, controlled by or under common control with such shareholder or shareholder associated person.

        A nominating committee may request additional information about the shareholder nominee or about a recommending shareholder.

        In considering candidates to serve as trustees, each nominating committee seeks individuals who have qualities which the committee believes may be effective in serving the fund's long term best interests. Among the characteristics which a committee considers are the following: the quality of the candidate's past services to the fund, if any; the business and personal experience of the candidate and their relevance to the fund's business; the reputation of the candidate for integrity; the reputation of the candidate for intelligence, sound judgment and the ability to understand complex financial issues and to make meaningful inquiries; the willingness and ability of the candidate to devote sufficient time to board business; the familiarity of the candidate with the responsibilities of service on the board of a publicly owned company; whether the candidate would be an independent trustee if elected as a trustee; and other matters that the nominating committee deems appropriate. In seeking candidates for trustee who have not previously served as a fund trustee, the nominating committee may use the business, professional and personal contacts of its members, it may accept recommendations from other trustees, and, if it considers it appropriate, it may engage a professional search firm. Shareholder recommendations which meet the requirements set forth above will be considered using the same criteria as other candidates considered by the nominating committees.

        To be eligible for consideration at a fund's 2007 annual meeting, proper shareholder nominations of a candidate (or candidates) for trustee (or trustees) must be received at that fund's principal executive offices after the close of business on October 27, 2006, and no later than the close of business on November 27, 2006. Shareholder nominations which are recommended by a nominating committee and supported by its respective board will appear in the 2007 proxy statement. Shareholder nominations which are properly made in accordance with the relevant fund's declaration of trust and bylaws but are not recommended by that fund's nominating committee or are not supported by that fund's board will not appear in the 2007 proxy statement, but they may be considered at the annual meeting.

        In 2005, no fund paid any third party to identify or to assist in the evaluation of any candidate for election to the boards.

        Under each fund's declaration of trust and the rules and regulations of the SEC, to be eligible for inclusion in the proxy statement for that fund's 2007 annual meeting, shareholder proposals other than nominations must be received at that fund's principal executive offices no later than October 27, 2006, and must otherwise satisfy the conditions for inclusion established by each funds' declaration of trust and bylaws and the SEC. Proposals by shareholders other than nominations intended for presentation at a fund's 2007 annual meeting but not intended to be included in the proxy statement for that meeting, must be received at that fund's principal executive office after October 27, 2006, and not later than November 27, 2006, and must meet all other requirements of the relevant fund's declaration of trust and bylaws and of the SEC.

        Copies of each fund's declaration of trust and bylaws, including the provisions which concern the requirements for shareholder nominations and proposals, may be obtained by writing to the fund's Secretary, RMR Funds, 400 Centre Street, Newton, MA 02458.

OFFICERS OF THE FUNDS

        Biographical and other information relating to the executive officers of each fund as of December 31, 2005, are set forth below. Officers of the funds are elected and appointed by the boards and hold office until they resign, are removed or are otherwise disqualified to serve.

Name (age)	Position(s) held with each fund, term of office and length of time served (approx. number of years served)	Principal occupation(s) during past 5 years
Thomas M. O'Brien (39)	President: RMR (4); RHR (2); RFR (2); and RDR (1).	President and director of RMR Advisors—2002 to present; portfolio manager of RMR, RHR, RFR, and RDR—inception to present; Vice President of Reit Management & Research LLC—1996 to present; Treasurer and Chief Financial Officer, Hospitality Properties Trust—1996 to 2002; Executive Vice President, Hospitality Properties Trust—2002 to 2003.
Mark L. Kleifges (45)	Treasurer: RMR (2); RHR (2); RFR (2); and RDR (1).
Vice President of Reit Management & Research LLC—2002 to present; Vice President of RMR Advisors—2003 to September 2004; Treasurer of RMR Advisors—September 2004 to present; Treasurer and Chief Financial Officer, Hospitality Properties Trust—2002 to present; Partner, Arthur Andersen LLP—1993 to 2002.

Jennifer B. Clark (44)	Secretary: RMR (4); RHR (2); RFR (2); and RDR (1).	Vice President of Reit Management & Research LLC—1999 to present; Secretary of RMR Advisors—2002 to present; Senior Vice President of HRPT Properties Trust—1999 to present.
James J. McKelvey (47)	Vice President: RMR (2); RHR (2); RFR (2); and RDR (1).
Vice President of RMR Advisors—April 2004 to present; portfolio manager of RMR and RHR—June 2004 to present; portfolio manager of RFR and RDR —inception to present; portfolio manager and senior research officer for John Hancock Funds—1997 to April 2004.
John C. Popeo (45)	Vice President: RMR (3); RHR (2); RFR (2); and RDR (1).
Treasurer of Reit Management & Research LLC—1997 to present; Treasurer of RMR Real Estate Fund—2002; Treasurer of RMR Advisors—2002 to September 2004; Vice President of RMR Advisors—September 2004 to present; Treasurer, Chief Financial Officer and Secretary of HRPT Properties Trust—1999 to present.
Adam D. Portnoy (35)	Vice President: RMR (2); RHR (2); RFR (2); and RDR (1).
Vice President of Reit Management & Research LLC—2003 to present; Vice President of RMR Advisors—2003 to present; Executive Vice President of HRPT Properties Trust—2003 to present; Investment Officer, International Finance Corporation, a member of the World Bank Group—2001 to 2003; Vice President, ABN AMRO Bank, Investment Banking Group—2001; Founder, President and CEO of SurfFree.com (national provider of internet access for consumers)—1997 to 2000. Adam D. Portnoy is the son of Barry M. Portnoy, a trustee of the funds.
William J. Sheehan (61)	Chief Compliance Officer and Director of Internal Audit: RMR (2); RHR (2); RFR (2); and RDR (1).
Chief Compliance Officer of RMR Advisors—September 2004 to present; Director of Internal Audit of HRPT Properties Trust, Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc.—2003 to present; trustee of Hospitality Properties Trust—1995 to 2003; Executive Vice President, Ian Schrager Hotels LLC—1999 to 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        To each fund's knowledge, no person beneficially owned more than 5% of its respective outstanding common or preferred shares as of December 31, 2005, except as set forth below. To each fund's knowledge, none of the funds' officers or trustees owned any preferred shares of any fund or 1% or more of the outstanding common shares of any fund except as set forth below, and the officers and trustees own, as a group, in the aggregate 186,025, 495,760, 220,441 and 73,027 common shares of RMR, RHR, RFR, and RDR, respectively, representing 2.9%, 20.0%, 14.9% and 2.8%, respectively, of that fund's outstanding common shares as of December 31, 2005. Unless otherwise indicated below, each owner named below has sole voting and investment power for all common shares shown to be beneficially owned by that person.

Title of Share Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Share Class
RMR
Common shares	Barry M. Portnoy(1)	77,489.542	(2)	1.1%
Common shares	Gerard M. Martin(1)	74,881.863	(3)	1.1%
RHR
Common shares	Barry M. Portnoy(1)	245,000.00	(2)	9.9%
Common shares	Gerard M. Martin(1)	240,000.00	(3)	9.7%
Common shares	Deutsche Bank AG(4)	239,690.00	(4)	9.7%
RFR
Common shares	Barry M. Portnoy(1)	111,560.126	(2)	7.5%
Common shares	Gerard M. Martin(1)	107,238.126	(3)	7.2%
RDR
Common shares	Barry M. Portnoy(1)	37,508.042	(2)	1.4%
Common shares	Gerard M. Martin(1)	32,295.041	(3)	1.3%

(1)
The address of each of Messrs. Portnoy and Martin is 400 Centre Street, Newton, MA 02458.

(2)
69,237.542, 240,000, 107,238.126 and 32,295.042 common shares of RMR, RHR, RFR, and RDR, respectively are held indirectly by virtue of Mr. Portnoy's 100% ownership of a corporation, and 8,252, 5,000, 4,322, and 5,213 common shares of RMR, RHR, RFR, and RDR, respectively are held by Mr. Portnoy indirectly by virtue of his 100% ownership of RMR Advisors.

(3)
74,881.863, 240,000.00, 107,238.126, and 32,295.041 common shares of RMR, RHR, RFR, and RDR, respectively are held indirectly by virtue of Mr. Martin's 100% ownership of a corporation.

(4)
This information is as of December 31, 2005, and is based solely on a Schedule 13G filed on January 31, 2006, by Deutsche Bank AG. Based on the information provided in such Schedule 13G, Deutche Bank AG with an address of Taunsanlage 12, D—60325, Frankfurt am Main, Federal Republic of Germany has the sole voting and dispositive power over 239,690 shares.

        The following table sets forth, for each trustee and officer, the aggregate dollar range of each fund's equity securities beneficially owned as of December 31, 2005. The information as to beneficial ownership is based on statements furnished to the funds by each trustee and officer.

Name	Dollar range of equity securities in RMR	Dollar range of equity securities in RHR	Dollar range of equity securities in RFR	Dollar range of equity securities in RDR	Aggregate dollar range of equity securities in all of the funds overseen by the trustees in family of investment companies
Interested Trustees
Barry M. Portnoy	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Gerard M. Martin	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Interested Trustees
John L. Harrington	Over $100,000	None	None	None	Over $100,000
Frank J. Bailey	$10,001—$50,000	None	None	None	$10,001—$50,000
Arthur G. Koumantzelis	$1—$10,000	$1—$10,000	$1—$10,000	$1—$10,000	$1—$10,000
Officers
Thomas M. O'Brien	Over $100,000	Over $100,000	$10,001—$50,000	$10,001—$50,000	Over $100,000
Mark L. Kleifges	$50,001—$100,000	$10,001—$50,000	$1—$10,000	$10,001—$50,000	Over $100,000
James J. McKelvey	None	None	None	None	None
Adam D. Portnoy	None	None	None	None	None
John C. Popeo	$1—$10,000	$1—$10,000	None	None	$10,001—$50,000
Jennifer B. Clark	$10,001—$50,000	$10,001—$50,000	$1—$10,000	$1—$10,000	$10,001—$50,000
William J. Sheehan	None	None	None	None	None

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that fund trustees, executive officers, and persons who own more than 10% of a registered class of a fund's equity securities, as well as RMR Advisors and its officers and directors, file reports of ownership and changes in ownership of securities with the SEC and AMEX. Fund executive officers, trustees, and greater than 10% shareholders as well as RMR Advisors and its officers and directors, are required to furnish the applicable fund with copies of all forms they file pursuant to Section 16(a). Based solely on review of the copies of these reports furnished or written representations that no such reports were required, each fund believes that, during 2005, all filing requirements applicable to its executive officers, trustees, and greater than 10% shareholders, as well as RMR Advisors and its officers and directors, were timely met.

OTHER INFORMATION ABOUT THE FUNDS' ADVISOR AND ADMINISTRATOR

        RMR Advisors, located at 400 Centre Street, Newton, Massachusetts 02458, serves as the investment advisor and manager for each fund. RMR Advisors is also the administrator of each fund and State Street Bank & Trust Company, One Federal Street, Boston, Massachusetts 02206, is each fund's sub-administrator. RMR Advisors was founded in 2002 and is owned by Mr. Barry Portnoy.

        The fund advisory agreements were initially approved by the shareholders of RMR, RHR, RFR and RDR on December 11, 2003, April 2, 2004, September 22, 2004, and February 14, 2005, respectively. On October 6, 2005, the trustees of each of RMR, RHR, and RFR approved the continuation of the investment advisory agreement with RMR Advisors and the continuation of the administration agreement with RMR Advisors. On February 14, 2005, the trustees of RDR approved RDR's investment advisory agreement with RMR Advisors, dated May 11, 2005, for an initial two year period and RDR's administration agreement with RMR Advisors, dated February 14, 2005, for an initial two year period. Each advisory agreement calls for fees to RMR Advisors equal to an annual rate of 0.85% of each fund's managed assets. As of December 31, 2005, the managed assets of RMR, RHR, RFR, and RDR were $157 million, $82 million, $53, and $68 million, respectively. A fund's managed assets are equal to the net asset value of that fund's common shares plus the liquidation preference of that fund's preferred shares and the principal amount of that fund's borrowings outstanding, if any. For the first five years of each fund's operation, following the closing of each fund's first public offering of common shares, RMR Advisors has contractually agreed to waive fees equal to an annual rate of 0.25% of managed assets of RMR, RHR and RFR, and 0.55% of RDR's managed assets. During 2005, advisory fees, net of contractual waivers, were $951,730, $455,754, $322,568, and $115,629 for RMR, RHR, RFR, and RDR, respectively. Neither RMR Advisors nor any of its affiliated companies receive compensation from any fund other than pursuant to the advisory fees described herein and each fund's administration agreement. To date, amounts paid or payable to RMR Advisors under the administration agreements have been limited to reimbursement of the fees charged to RMR Advisors for each fund by State Street Bank & Trust that totaled $136,981, $136,330, $130,911, and $80,780 for RMR, RHR, RFR, and RDR, respectively, in 2005. Each fund's board of trustees, and separately each fund's disinterested trustees, authorized (i) reimbursement payments to RMR Advisors by RMR, RHR, RFR, and RDR for services of a chief compliance officer and internal audit services that totaled $29,843, $29,843, $29,843, and $17,409, respectively, for 2005; and (ii) the joint participation of RMR Advisors, RMR, RHR, RFR and RDR in certain insurance policies, for which payments were made by RMR, RHR, RFR and RDR that totaled $22,218, $19,376, $22,149 and $7,709, respectively during the fiscal year ended December 31, 2005.

        Under the terms of the funds' advisory agreements, RMR Advisors provides each fund with an investment program, makes investment decisions for each fund and manages each fund's business affairs in accordance with that fund's investment objectives and policies, subject to the general supervision of that fund's board. RMR Advisors also provides persons satisfactory to each board to serve as the fund's officers. The advisory agreements for RMR, RHR and RFR continue from year to year, but only so long as such continuation is approved in the manner prescribed by the 1940 Act. After the initial two-year term, the advisory agreement for RDR continues from year to year, but only so long as such continuation is approved in the manner prescribed by the 1940 Act. Generally, a fund's advisory agreement may be terminated by a majority of that fund's trustees or by proper vote of that fund's shareholders, at any time upon sixty days' notice and payment of compensation earned prior to such termination.

        RMR Advisors is affiliated with Reit Management & Research LLC, a company principally engaged in providing management services to owners of real estate properties. Together, the companies managed by RMR Advisors and Reit Management & Research LLC own nearly $12 billion of assets as of December 31, 2005.

DIRECTORS AND OFFICERS OF THE ADVISOR

        Information as of February 10, 2006, relating to the directors and executive officers of RMR Advisors is set forth below. Officers of RMR Advisors are elected and appointed by its board of directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table lists the directors and executive officers of RMR Advisors. Additional biographical information about RMR Advisors' directors and executive officers can be found elsewhere in this joint proxy statement.

Name (age)	Title or status	Date title or status was acquired
Thomas M. O'Brien (39)	President & Director	July 2002
Barry M. Portnoy (60)	Vice President, Director & Owner	July 2002
Gerard M. Martin (71)	Vice President & Director	July 2002
Mark L. Kleifges (45)	Treasurer	September 2004
Jennifer B. Clark (44)	Vice President	July 2002
James J. McKelvey (47)	Vice President	July 2004
John C. Popeo (45)	Vice President	September 2004
Adam D. Portnoy (35)	Vice President	December 2003
William J. Sheehan (61)	Chief Compliance Officer	September 2004

AUDIT COMMITTEE REPORT

        In the course of its oversight of the fund's financial reporting process, the audit committee of each fund has: (1) reviewed and discussed with management each fund's 2005 audited financial statements for the period ended December 31, 2005; (2) discussed with Ernst & Young LLP, each fund's independent auditors, the matters required to be discussed by Statement on Accounting Standards No. 61, Communication with Audit Committees; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees; (4) discussed with the auditors their independence; and (5) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

        Based on the foregoing review and discussions, each audit committee recommended to its respective board that its respective fund's audited financial statements be included in the fund's 2005 annual report to shareholders and filed with the SEC.

AUDIT COMMITTEE
 of each of RMR Real Estate Fund,
RMR Hospitality and Real Estate Fund,
RMR F.I.R.E. Fund and
RMR Preferred Dividend Fund
John L. Harrington, Chairman
Frank J. Bailey
Arthur G. Koumantzelis

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        Each board, at its meeting on February 16, 2006, appointed Ernst & Young LLP as the respective fund's independent registered public accountants for 2006. A representative of Ernst & Young LLP is expected to be present at the annual meetings, with the opportunity to make a statement if he or she desires to do so. This representative will be available to respond to appropriate questions from shareholders who are present at the annual meetings.

        The fees for services provided by Ernst & Young LLP for each fund for the last two years (each fund's fiscal year is a calendar year) were as follows:

	2004				2005
	RMR	RHR	RFR	RDR**	RMR	RHR	RFR	RDR
Audit fees	$32,400	$37,900	$27,900	—	$34,000	$34,000	$34,000	$29,000
Audit related fees	21,000	42,000	41,500	—	12,000	38,000	12,000	76,000
Tax fees	3,000	—	—	—	8,000	8,000	8,000	—

Subtotal	56,400	79,900	69,400	—	54,000	80,000	54,000	105,000
All other fees	—	—	—	—	—	—	—	—

Ernst & Young LLP total fees	$56,400	$79,900	$69,400	$—	$54,000	$80,000	$54,000	$105,000

**
RDR had no operations in 2004.

        Each fund's audit committee has established policies and procedures which are intended to control the services provided and charges by its principal accountants and to monitor their continuing independence. Under these policies, no services may be undertaken by the principal accountants unless the engagement is specifically pre-approved by the audit committee of the affected fund or the services are included within a category which has been generally approved by the audit committee of the affected fund. The maximum charge for services is established by the audit committees when the specific engagement or the category of services is pre-approved or approved. In certain circumstances, RMR Advisors is required to notify the concerned audit committee when pre-approved services are undertaken and the committee or its chairman may approve amendments or modifications to the engagement or the maximum fees. The director of internal audit is responsible to report to the audit committees regarding compliance with these policies.

        The audit committees will not approve engagements of the principal accountants to perform non-audit services if doing so will cause the principal accountants to cease to be independent within the meaning of applicable SEC or AMEX rules. In other circumstances, the audit committees consider, among other things, whether the principal accountants are able to provide the required services in a more or less effective and efficient manner than other available service providers.

        All services in 2004 and 2005 for which a fund engaged the principal accountants were approved by the concerned audit committees. The only non-audit services provided by Ernst & Young LLP in 2004 and 2005 were for tax services. These tax services involved reviewing the funds' tax reporting and tax compliance procedures. The audit committees determined that the non-audit services were consistent with the rules on auditor independence promulgated by the SEC and the audit and non-audit services policies and procedures of each of the funds. When considering the engagement of Ernst & Young, the audit committees considered the working relationship of the funds with Ernst & Young, determined the fees for audit and non-audit services to each of the funds to be appropriate and approved the engagement of Ernst & Young LLP to provide the audit and non-audit services. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2004 and 2005 are set forth above.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        Some banks, brokers and other record holders may participate in the practice of "householding" proxy statements and annual reports. This means that, unless shareholders give contrary instructions, only one copy of this joint proxy statement or a fund's annual report may be sent to multiple shareholders of the same fund in each household. RMR Advisors will promptly deliver a separate copy of either document to you if you call or write to RMR Advisors at the following address or telephone number: RMR Advisors, Inc. 400 Centre Street, Newton, MA 02458, telephone (617) 332-9530 or toll free (866) 790-8165. If you want to receive separate copies of a proxy statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact RMR Advisors at the above address or telephone number.

EXPENSES OF PROXY SOLICITATION

        Expenses of proxy solicitation will be allocated to each fund pro rata based upon the number of shareholder accounts.

OTHER MATTERS

        At this time, the boards know of no other matters which will be brought before the annual meetings. However, if other matters properly come before the annual meetings or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

By order of the boards
JENNIFER B. CLARK, Secretary of each of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund

Newton, Massachusetts
February 24, 2006

RMR REAL ESTATE FUND
RMR HOSPITALITY AND REAL ESTATE FUND
RMR F.I.R.E. FUND
RMR PREFERRED DIVIDEND FUND
400 Centre Street, Newton, Massachusetts 02458

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES

        The undersigned shareholder of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and/or RMR Preferred Dividend Fund (each, a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, hereby appoints Thomas M. O'Brien, Gerard M. Martin and Barry M. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the annual meeting(s) of shareholders of the Fund(s) to be held at the Funds' offices at 400 Centre Street, Newton, Massachusetts on Tuesday, May 9, 2006, at 9:30 a.m., and any adjournment or postponement thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting(s) and otherwise to represent the undersigned at the meeting(s) with all powers possessed by the undersigned if personally present at the meeting(s). The undersigned hereby acknowledges receipt of the notice of the annual meeting(s) of shareholders and of the accompanying joint proxy statement and revokes any proxy heretofore given with respect to the meeting(s).

        THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL(S), THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE NOMINEES FOR TRUSTEES. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE COMPLETE, DATE, AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should both sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

HAS YOUR ADDRESS CHANGED? (if so, please provide your new address)	DO YOU HAVE ANY COMMENTS?

☒    PLEASE MARK
VOTES AS IN
THIS EXAMPLE

        RMR REAL ESTATE FUND

Proposal 1	Election of Trustee in Class II (Preferred Shareholders Only): Nominee: Gerard M. Martin
	FOR NOMINEE	☐	WITHHOLD AUTHORITY FOR NOMINEE	☐
Proposal 2	Election of Trustee in Class II (Preferred and Common Shareholders): Nominee: Frank J. Bailey
	FOR NOMINEE	☐	WITHHOLD AUTHORITY FOR NOMINEE	☐
					•	In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
					•	Mark box at right if an address change or comment has been noted on the reverse side of this card. ☐
					•	Please be sure to sign and date this Proxy.
Shareholder or authorized agent Sign here: ______________________	Date:__________	Co-owner or authorized agent Sign here: ______________________	Date:__________

☒    PLEASE MARK
VOTES AS IN
THIS EXAMPLE

RMR HOSPITALITY AND REAL ESTATE FUND

Proposal 1	Election of Trustee in Class II (Preferred Shareholders Only): Nominee: Gerard M. Martin
	FOR NOMINEE	☐	WITHHOLD AUTHORITY FOR NOMINEE	☐
Proposal 2	Election of Trustee in Class II (Preferred and Common Shareholders): Nominee: Frank J. Bailey
	FOR NOMINEE	☐	WITHHOLD AUTHORITY FOR NOMINEE	☐
					•	In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
					•	Mark box at right if an address change or comment has been noted on the reverse side of this card. ☐
					•	Please be sure to sign and date this Proxy.
Shareholder or authorized agent Sign here: ______________________	Date:__________	Co-owner or authorized agent Sign here: ______________________	Date:__________

☒    PLEASE MARK
VOTES AS IN
THIS EXAMPLE

                RMR F.I.R.E. FUND

Proposal 1	Election of Trustee in Class II (Preferred Shareholders Only): Nominee: Gerard M. Martin
	FOR NOMINEE	☐	WITHHOLD AUTHORITY FOR NOMINEE	☐
Proposal 2	Election of Trustee in Class II (Preferred and Common Shareholders): Nominee: Frank J. Bailey
	FOR NOMINEE	☐	WITHHOLD AUTHORITY FOR NOMINEE	☐
					•	In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
					•	Mark box at right if an address change or comment has been noted on the reverse side of this card. ☐
					•	Please be sure to sign and date this Proxy.
Shareholder or authorized agent Sign here: ______________________	Date:__________	Co-owner or authorized agent Sign here: ______________________	Date:__________

☒    PLEASE MARK
VOTES AS IN
THIS EXAMPLE

RMR PREFERRED DIVIDEND FUND

Proposal 1	Election of Trustee in Class II (Preferred Shareholders Only): Nominee: Gerard M. Martin
	FOR NOMINEE	☐	WITHHOLD AUTHORITY FOR NOMINEE	☐
Proposal 2	Election of Trustee in Class II (Preferred and Common Shareholders): Nominee: Frank J. Bailey
	FOR NOMINEE	☐	WITHHOLD AUTHORITY FOR NOMINEE	☐
					•	In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
					•	Mark box at right if an address change or comment has been noted on the reverse side of this card. ☐
					•	Please be sure to sign and date this Proxy.
Shareholder or authorized agent Sign here: ______________________	Date:__________	Co-owner or authorized agent Sign here: ______________________	Date:__________

QuickLinks

JOINT PROXY STATEMENT
TRUSTEES OF THE FUNDS
COMPENSATION OF TRUSTEES
BOARD COMMITTEES
COMMUNICATIONS WITH TRUSTEES
SELECTION OF CANDIDATES FOR TRUSTEES; SHAREHOLDER RECOMMENDATIONS, NOMINATIONS AND PROPOSALS
OFFICERS OF THE FUNDS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER INFORMATION ABOUT THE FUNDS' ADVISOR AND ADMINISTRATOR
DIRECTORS AND OFFICERS OF THE ADVISOR
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
EXPENSES OF PROXY SOLICITATION
OTHER MATTERS